UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
______________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): March 4, 2019
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FORBES ENERGY SERVICES LTD.
(Exact Name of Registrant as Specified in Charter)
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Delaware	001-35281	98-0581100
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3000 South Business Highway 281 Alice, Texas		78332
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (361) 664-0549
N/A
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2.):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

 Item 8.01 OTHER EVENTS

On March 4, 2019, Forbes Energy Services Ltd. (the “Company”) issued a press release announcing the results of its previously announced rights offering to shareholders (the “Rights Offering”). The Rights Offering expired on February 28, 2019.
Pursuant to the Rights Offering, the Company distributed to its holders of common stock as of 5:00 p.m. New York City time on January 22, 2019 (the “Record Date”), non-transferable subscription rights to purchase up to $54,392,400 aggregate principal amount of 5.00% Subordinated Convertible PIK Notes due 2020 (the “Notes”). Each holder of the Company’s common stock as of the Record Date received one right for each ten shares of common stock owned, and each right entitled a holder to purchase $100 principal amount of Notes. The Rights Offering was backstopped by Ascribe II Investments LLC and Ascribe III Investments LLC (collectively “Ascribe”) and Solace Forbes Holdings, LLC (“Solace”), which collectively held approximately 38% of the issued and outstanding shares of Forbes’s common stock as of the Record Date. The Rights Offering was made pursuant to an effective registration statement filed with the U.S. Securities and Exchange Commission.
An aggregate principal amount of $51,767,900 of Notes, representing the amount necessary to repay outstanding obligations under the Company’s existing one-year bridge loan, was issued pursuant to the Rights Offering. Of that amount, $26,523,300 in aggregate principal amount of Notes was issued pursuant to the basic rights exercised (including $22,335,600 in aggregate principal amount of Notes issued to Ascribe and Solace, collectively); $50,000 in aggregate principal amount of Notes was issued to other stockholders pursuant to the over-subscription privilege; and $25,464,600 in aggregate principal amount was issued to Ascribe and Solace, collectively, pursuant to their backstop commitment.
The Notes subscribed for in the Rights Offering were delivered through the clearing systems of the Depository Trust Company and such delivery was completed on or about March 5, 2019.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORBES ENERGY SERVICES LTD.

Date: March 5, 2019	By:	/s/ L. Melvin Cooper
	Name:	L. Melvin Cooper
	Title:	Senior Vice President and Chief Financial Officer